Exhibit 10.4

FORM OF SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of January 11, 2023 (as it may be amended or restated from time to time, this “Agreement”), is by and among Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors from time to time party hereto (such Subsidiary Guarantors, together with the Company, the “Debtors”), the holders of the Company’s Senior Secured Notes, in the original aggregate principal amount of $4,300,000.00 (collectively, the “Notes”) that are signatories hereto (together with their endorsees, transferees and assigns, the “Purchasers”), and Alto Opportunity Master Fund, SPC- Segregated Portfolio B, in its capacity as agent for the Purchasers (“Agent” and collectively with the Purchasers, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof, by and among the Company and the Purchasers (as may be amended, the “Purchase Agreement”), the Purchasers have, subject to the terms and conditions of the Purchase Agreement, severally agreed to purchase from the Company the Notes at one or more closings under the Purchase Agreement; and

WHEREAS, in order to induce the Purchasers to purchase the Notes, each Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Agent, on behalf of the Secured Parties, a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes and other Transaction Documents.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account,” “chattel paper, “commercial tort claim,” “deposit account,” “document,” “equipment,” “fixtures,” “general intangibles,” “goods,” “instruments,” “inventory,” “investment property,” “letter-of-credit rights,” “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC. Terms used herein but not otherwise defined in this Agreement or in the UCC shall have the respective meanings given such terms in the Purchase Agreement or the Notes, as applicable.

(a) “Additional Debtor” shall have the meaning ascribed to such term in Section 4(dd).

(b) “Agent” has the meaning set forth in the preamble.

(c) “Agreement” has the meaning set forth in the preamble.

(d) “Collateral” means all personal property of the Debtors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation:

(i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor’s businesses and all improvements thereto; and (B) all inventory;

(ii) All contract rights and other general intangibles, including, without limitation, the Pledged Interests, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, and income tax refunds;

(iii) Intellectual Property, other than the Intellectual Property directly related to the predictive biomarker research supported by SBIR contracts #HHSN261201600027C and #75N81018C00031: Predictive Biomarkers of Prostate Cancer Patient Sensitivity for Radiation Late Effects, award, dates September 16, 2019 through March 15, 2022 and African American health disparities research (designated SBIR “Topic 352:l Cell-Based Models for Prostate Cancer Health Disparity Research – Moonshot Project);

(iv) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(v) All documents, letter-of-credit rights, instruments and chattel paper;

(vi) All commercial tort claims;

(vii) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(viii) All investment property including the Pledged Securities;

(ix) All supporting obligations;

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(x) All files, records, books of account, business papers, and computer programs; and

(xi) The products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(x) above, including all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interests or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities or Pledged Interests.

Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in each Subsidiary Guarantor, including, without limitation, the shares of capital stock and the other equity interests listed on the Perfection Certificate (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of any Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void or voidable by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law and solely to the extent doing so does not void or invalidate such asset, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

In addition, the Collateral does not include such portion of the voting Equity Interests of any Foreign Subsidiary in excess of 65% of the issued and outstanding voting Equity Interests of such Foreign Subsidiary at any time the pledging of more than 65% of the total outstanding voting Equity Interests of such Foreign Subsidiary would result in a material adverse tax consequence to the applicable Debtor.

(e) “Company” has the meaning set forth in the preamble.

(f) “Debtors” has the meaning set forth in the preamble.

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(g) “Event of Default” shall have the meaning ascribed to such term in Section 6.

(h) “Indemnitee” and “Indemnitees” shall have the meanings ascribed to such terms in Section 20(k).

(i) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation (i) any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether registered or unregistered, published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation, those set forth on Exhibit A attached hereto (collectively, the “Copyrights”), (ii) any and all trade secrets, and any and all intellectual property rights in computer software, computer code and computer software products now or hereafter existing, created, acquired or held, (iii) any and all design rights that may be available to grantor now or hereafter existing, created, acquired or held, (iv) all patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B-1 attached hereto, which patents specifically exclude the intellectual property and licenses set forth on Exhibit B-2 attached hereto, (collectively, the “Patents”), (v) any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of grantor connected with and symbolized by such trademarks, including without limitation, those set forth on Exhibit C attached hereto (collectively, the “Trademarks”), (vi) all mask works or similar rights now owned or hereafter acquired, including, without limitation, those set forth on Exhibit D attached hereto (collectively, the “Mask Works”), (vii) any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above, (viii) all domain names including, without limitation, those set forth on Exhibit E, (ix) all licenses or other rights to use any of the Copyrights, Patents, Trademarks, Mask Works, domain names and all license fees and royalties arising from such use to the extent permitted by such license or rights, (x) all amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works and (xi) all causes of action for infringement of the foregoing.

(j) “Intellectual Property Security Agreement” shall have the meaning ascribed to such term in Section 4(k).

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(k) “Majority in Interest” means, at any time of determination, the majority in interest (based on then-outstanding principal amounts of the Notes at the time of such determination) of the Purchasers.

(l) “Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Agent may reasonably request.

(m) “Notes” has the meaning set forth in the preamble.

(n) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties, including, without limitation, all obligations under this Agreement, the Notes, the Purchase Agreement and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, prepayment charges, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Notes, the Purchase Agreement and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

(o) “Organizational Documents” means with respect to any Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(p) “Perfection Certificate” means the Perfection Certificate completed by the Debtors and attached hereto as Annex A.

(q) “Permitted Liens” shall have the meaning ascribed to such term in the Notes.

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(r) “Pledged Interests” shall have the meaning ascribed to such term in Section 4(j).

(s) “Pledged Securities” shall have the meaning ascribed to such term in Section 4(i).

(t) “Purchasers” has the meaning set forth in the preamble.

(u) “Purchase Agreement” has the meaning set forth in the recitals hereto.

(v) “Secured Parties” has the meaning set forth in the preamble.

(w) “Securities Laws” shall have the meaning ascribed to such term in Section 10.

(x) “Security Interest” and “Security Interests” shall have the meanings ascribed to such terms in Section 2.

(y) “Subsidiary Guarantor” shall have the meaning ascribed to such term in the Purchase Agreement.

(z) “Transferee” shall have the meaning ascribed to such term in Section 4(gg).

(aa) “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2. Grant of Security Interest in Collateral. As an inducement for the Secured Parties to purchase the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Agent, on behalf of the Secured Parties, a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).

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3. Delivery of Certain Collateral. Contemporaneously with or prior to the execution of this Agreement, or at any time after the date hereof within 5 days of the latter of (i) the acquisition or (ii) the possession by the Debtor, each Debtor shall deliver or cause to be delivered to the Agent (a) any and all certificates and other instruments representing or evidencing the Pledged Securities together with appropriate instruments of transfer executed in blank, and (b) any and all certificates and other instruments or documents representing any of the other Collateral or which require or permit possession by the Agent to perfect its Security Interest therein, with a value in excess of $50,000.00 individually or $100,000.00 in the aggregate, in each case, to the extent delivery of the Collateral is required for “control” within the meaning of Section 9-106 of the UCC, and in each case, together with all Necessary Endorsements. The Debtors are, contemporaneously with the execution hereof, delivering to Agent, or have previously delivered to Agent, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

4. Representations, Warranties, Covenants and Agreements of the Debtors. Each Debtor represents and warrants on the date hereof to, and covenants and agrees with, the Secured Parties as follows:

(a) Each Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Debtor of this Agreement and the filings contemplated herein have been duly authorized by all necessary corporate, partnership, limited liability company or other action on the part of such Debtor and no further action is required by such Debtor. This Agreement has been duly executed by each Debtor. This Agreement constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b) The Debtors have no place of business or offices where their respective books of account and records are kept or places where Collateral is stored or located, except as set forth on the Perfection Certificate. Except as disclosed on the Perfection Certificate, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c) Except for Permitted Liens, the Debtors are the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests. To the knowledge of the Debtors there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. As long as this Agreement shall be in effect, the Debtors shall not permit to be on file in any such office or agency any other financing statement or other document or instrument (except (i) in connection with Permitted Liens or (ii) to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

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(d) No written claim has been received by Debtors that any Collateral or any Debtor’s use of any Collateral violates in any material respects the rights of any third party. To the knowledge of the Debtors, there has been no adverse decision to any Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor’s right to keep and maintain such Collateral in full force and effect, and to the knowledge of the Debtors, there is no proceeding involving said rights pending or, to the knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on the Perfection Certificate attached hereto, and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 7 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States or Canada) and (ii) prior to or contemporaneously therewith takes all actions reasonably requested by the Agent to maintain a valid and continuing perfected first priority lien in the Collateral, subject to Permitted Liens.

(f) This Agreement creates in favor of the Agent, on behalf of the Secured Parties, a valid security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined in Section 4(p) hereof) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (hh), the execution by all applicable parties and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each applicable deposit account of the Debtors, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary on the date hereof to create, perfect or protect the security interests in the Collateral created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements and subject to any actions required to be taken with respect to security interests in the assets of any Debtor located in a foreign jurisdiction, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Agent and the Secured Parties hereunder, except for those consents and approvals which have already been obtained. The Secured Parties acknowledge that (i) additional steps may be required to perfect their security interest in assets or other property of the Debtors located outside of the United States and (ii) certain foreign jurisdictions may not recognize the creation of security interests in such assets or have any method to perfect any such security interest in applicable foreign subsidiaries.

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(g) Each Debtor hereby authorizes the Agent to file one or more financing statements (at the expense of the Debtor) under the UCC necessary or reasonably desirable to perfect the Security Interests granted herein, in each case with the proper filing and recording agencies in any jurisdiction deemed proper by it (and such authorization includes describing the Collateral as “all assets” of such Debtor).

(h) The execution, delivery and performance of this Agreement by the Debtors does not (i) violate any of the provisions of any Organizational Documents of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable United States law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing any Debtor’s debt or otherwise). If any, all required consents (including, without limitation, from stockholders or creditors of any Debtor) necessary for any Debtor to enter into and perform its obligations hereunder have been obtained excluding any consents required in connection with the creation or perfection of assets or other property or foreign subsidiaries located outside of the United States. To the extent that a foreign subsidiary requires a governmental consent or approval in order to enter into this Agreement, this Agreement shall be deemed to be subject to receipt of such approval or consent.

(i) The capital stock and other equity interests listed on the Perfection Certificate (the “Pledged Securities”) represent all of the capital stock and other equity interests of the Subsidiary Guarantors, and represent all capital stock and other equity interests owned, directly or indirectly, by any Debtor.

(j) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the “Pledged Interests”) by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary. No Pledged Interest is evidenced or represented by a certificate or otherwise certificated. No Debtor will take any action to (a) opt-in or provide that any Pledged Interest becomes governed by Article 8 of the UCC, (b) cause any Pledged Interest to be held in a securities account or by any financial intermediary or (c) cause any Pledged Interest to be evidenced by a certificate or otherwise certificated.

(k) Except for Permitted Liens, each Debtor shall at all times take such actions as the Agent may reasonably request to maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Agent, on behalf of the Secured Parties, until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof. Each Debtor hereby agrees to defend the same against the claims of any and all persons and entities except for Permitted Liens. Each Debtor shall safeguard and protect all Collateral for the account of the Agent on behalf of Secured Parties. Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder (other than those fees and taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP), and each Debtor shall make commercially reasonable efforts to obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder except for Permitted Liens.

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(l) No Debtor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Agent or as permitted under the Transaction Documents.

(m) Each Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair (subject to ordinary wear and tear) and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n) Each Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses. Each Debtor shall cause each insurance policy issued in connection herewith to provide, and shall provide evidence reasonably satisfactory to the Agent in its reasonable discretion demonstrating, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy (as applicable); (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will reasonably endeavor to promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least 30 days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default. If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000.00, loss payments in each instance will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Debtor; provided, however, that payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $100,000.00 for any occurrence or series of related occurrences shall be paid to the Agent on behalf of the Secured Parties and, if received by such Debtor, shall be held in trust for the Secured Parties and immediately paid over to the Agent unless otherwise directed in writing by the Agent. Copies of such policies or the related certificates, in each case, naming the Agent as lender loss payee and additional insured shall be delivered to the Agent at least annually and at the time any new policy of insurance is issued.

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(o) Each Debtor shall, within 2 days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any material adverse change in a material portion of the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of a material portion of the Collateral or on the Agent’s security interest therein.

(p) Each Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time reasonably request and may in its reasonable discretion deem necessary to perfect, protect or enforce the Agent’s security interest in the Collateral including, without limitation, the execution and delivery of a separate security agreement with respect to each Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Agent, on behalf of the Secured Parties, have been granted a security interest hereunder, substantially in a form reasonably acceptable to the Agent, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof. Each Debtor hereby further authorizes the Agent to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any United States state or other country) this Agreement, the Intellectual Property Security Agreement, and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Debtor hereunder, without the signature of such Debtor where permitted by law, and naming such Debtor as debtor, and the Agent as secured party.

(q) Each Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.

(r) Each Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any material rights, claims, causes of action (to the extent that such Debtor determines in its commercially reasonable discretion that the pursuit of such right, claim or cause of action is beneficial to such Debtor) and accounts receivable in respect of the Collateral.

(s) Each Debtor shall immediately (and in any event within 2 days) notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against a material portion of the Collateral and of any other information received by such Debtor that may materially affect the value of a material portion of the Collateral, the Security Interest or the rights and remedies of the Agent or the Secured Parties hereunder.

(t) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of any Debtor with respect to the Collateral was, is or will be accurate and complete in all material respects as of the date furnished.

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(u) Each Debtor was organized and remains organized solely under the laws of the state or country set forth in the Perfection Certificate, which Perfection Certificate sets forth each Debtor’s actual legal name and organizational identification number or, if any Debtor does not have an organizational identification number, states that one does not exist. The Debtors shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any licenses, franchises or similar rights material to its business. No Debtor will (i) change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or (ii) relocate its chief executive office to a new location unless, in each case, it provides at least 30 days prior written notice to the Secured Parties of such change. At the time of such written notification or contemporaneously with such relocation, such Debtor shall take any further action requested by the Agent reasonably necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(v) No Debtor may consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Agent which shall not be unreasonably withheld.

(w) (i) no Debtor has any trade names except as set forth on the Perfection Certificate; (ii) no Debtor has used any name other than that stated in the preamble hereto or as set forth on the Perfection Certificate for the preceding five years; and (iii) no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on the Perfection Certificate.

(x)  Each Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Agent regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, each Debtor agrees that it shall not enter into a similar agreement with respect to the Pledged Interests (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other person or entity.

(y) Each Debtor shall promptly inform the Agent of the acquisition of any chattel paper and upon the Agent’s reasonable request, each Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the applicable Debtor shall cause the underlying chattel paper to be marked and maintained in accordance with Section 9-105 of the UCC (or successor section thereto).

(z) If there is any investment property or deposit account included as Collateral that can be perfected by “control” through a deposit account control agreement or other triparty control agreement, the applicable Debtor shall cause such a deposit account control agreement or other triparty control agreement, as applicable, in form and substance in each case satisfactory to the Agent.

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(aa) To the extent that any Collateral consists of letter-of-credit rights, the applicable Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Parties.

(bb) To the extent that any material Collateral is in the possession of any third party, the applicable Debtor shall join with the Agent in notifying such third party of the Secured Parties’ security interest in such Collateral and shall use its commercially reasonable efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Agent.

(cc) If any Debtor shall at any time hold or acquire a commercial tort claim with a value in excess of $100,000.00, such Debtor shall promptly notify the Agent in a writing signed by such Debtor of the particulars thereof and grant to the Agent, on behalf of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

(dd) Following the date hereof, each Debtor shall cause each new subsidiary of such Debtor domiciled in the United States to become a party hereto and to the Purchase Agreement, as a guarantor (an “Additional Debtor”) within 10 days of the acquisition or formation of such new subsidiary (or such later date as may be approved by the Agent) by executing and delivering a Joinder Agreement in substantially the form of Exhibit A to the Purchase Agreement. Concurrent therewith, the Additional Debtor shall deliver supplements to the Perfection Certificate, which shall supplement the Perfection Certificate then in effect. The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents and other information and documentation as the Agent may reasonably request. Upon delivery of the foregoing to the Agent, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Joinder Agreement, and all references herein to the “Debtors” shall be deemed to include each Additional Debtor.

(ee) So long as no Event of Default has occurred and is continuing, each Debtor shall be entitled to exercise all voting and/or consensual rights and powers inuring to an owner of the Pledged Securities or Pledged Interests and any part thereof for all purposes not inconsistent with the terms of this Agreement or any other Transaction Document.

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(ff) Each Debtor shall register the pledge of the applicable Pledged Securities and Pledged Interests on the books of such Debtor. Each Debtor shall notify each issuer of Pledged Securities or Pledged Interests to register the pledge of the applicable Pledged Securities or Pledged Interests in the name of the Secured Parties on the books of such issuer. Further, except with respect to certificated securities delivered to the Agent, the applicable Debtor shall deliver to Agent an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities or Pledged Interests, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Agent during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities or Pledged Interests into the name of any designee of Agent, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of Agent regarding such Pledged Securities or Pledged Interests without the further consent of the applicable Debtor.

(gg) In the event that, upon an occurrence and during the continuation of an Event of Default, Agent shall sell all or any of the Pledged Securities or Pledged Interests to another party or parties (herein called the “Transferee”) or shall purchase or retain all or any of the Pledged Securities or Pledged Interests, each Debtor shall, to the extent applicable: (i) deliver to Agent or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtors and their direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Debtors and their direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities or Pledged Interests to the Transferee or the purchase or retention of the Pledged Securities or Pledged Interests by Agent and allow the Transferee or Agent to continue the business of the Debtors and their direct and indirect subsidiaries.

(hh) Without limiting the generality of the other obligations of the Debtors hereunder, each Debtor shall promptly (i) provide any requested documents and information and carry out any actions reasonably requested in connection with recording of the security interest contemplated hereby with respect to all registered material Intellectual Property at the United States Copyright Office or United States Patent and Trademark Office, and (ii) give the Agent notice whenever it acquires (whether absolutely or by exclusive license) or creates any additional material Intellectual Property that is subject to an application or registration at the United States Patent and Trademark Office or the United States Copyright Office.

(ii) Each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or reasonably desirable, or as the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent, for the benefit of the Secured Parties, to exercise and enforce the rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

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(jj) The Perfection Certificate lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. The Perfection Certificate lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents of the Debtors have been duly recorded at the United States Patent and Trademark Office.

(kk) None of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral. Each Debtor shall promptly provide written notice to the Agent of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Agent an assignment of claims for such accounts and cooperate with the Agent in taking any other steps required, in its reasonable judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

(ll) Each Debtor shall use reasonable efforts to cause the Agent to have view only access to each deposit account with an average daily balance of $100,000.00 or greater.

5. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Agent’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

6. Defaults. The following events shall constitute “Events of Default” under this Agreement:

(a) The occurrence of an Event of Default as defined in the Notes; and

(b) The failure by any Debtor to observe or perform any of its covenants or agreements contained in this Agreement, which failure is not cured, if possible to cure and if such Debtor is diligently pursuing a cure, within 30 days following notice of failure sent by the Agent or any Purchaser to the Company.

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7. Duty To Hold In Trust.

(a) Upon the occurrence and during the continuation of any Event of Default, and upon receipt of written notice from the Agent, each Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Agent for the benefit of the Secured Parties and shall promptly endorse and transfer any such sums or instruments, or both, to the Agent for the benefit of the Secured Parties pro-rata in proportion to their respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations (and if any Note is not outstanding, pro-rata in proportion to the initial purchases of the remaining Notes).

(b) If any Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities, Pledged Interests or instruments representing Pledged Securities or Pledged Interests acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities or Pledged Interests (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or Pledged Interests or otherwise), such Debtor agrees to (i) accept the same as the agent of the Secured Parties; (ii) hold the same in trust for the Agent for the benefit of the Secured Parties; and (iii) to deliver any and all certificates or instruments evidencing the same to Agent on or before the close of business on the fifth day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by Agent subject to the terms of this Agreement as Collateral.

8. Rights and Remedies Upon Default.

(a) Upon the occurrence and during the continuation of any Event of Default, the Agent, for the benefit of the Secured Parties, shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Agent shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Agent, for the benefit of the Secured Parties, shall have the following rights and powers:

(i) The Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Debtor’s premises or elsewhere, and make available to the Agent, without rent, all of such Debtor’s respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

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(ii) Upon notice to the Debtors by Agent, all rights of each Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Agent shall have the right to receive, for the benefit of the Secured Parties, any interest, cash dividends or other payments on the Collateral and, at the option of Agent, to exercise in such Agent’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

(iii) The Agent shall have the right to operate the business of each Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Secured Parties, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(iv) The Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Agent, on behalf of the Secured Parties, and to enforce the Debtors’ rights against such account debtors and obligors.

(v) The Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial institution or intermediary or any other person or entity holding any cash, investment property or other Collateral to transfer the same to the Agent, on behalf of the Secured Parties, or its designee, or to take any other actions permitted under the terms of any control agreement.

(vi) The Agent may (but is not obligated to) transfer any or all Intellectual Property pledged as Collateral and registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral.

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(b) The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. In addition, each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c) For the purpose of enabling the Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, each Debtor hereby grants to the Agent, for the benefit of the Agent and the Secured Parties, a nonexclusive license, sublicense, or other right to use (exercisable without charge, payment of royalty, or other compensation to such Debtor, such license to be irrevocable during the term hereof), any Intellectual Property included among the Collateral in completing production of, advertising for sale, and selling any Collateral, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. In connection with Agent’s exercise of its rights under this Section 8, each Debtor’s rights under all licenses and all franchise agreements inure to Agent’s benefit. If, after the acceleration of the Notes, any Debtor receives proceeds of Collateral, such Debtor shall deliver such proceeds to Agent, for the ratable benefit of the Secured Parties, to be applied to the Obligations.

9. Applications of Proceeds. Except as otherwise expressly provided herein, the proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable, actual and documented attorneys’ fees and out-of-pocket expenses incurred by the Agent in enforcing the Secured Parties’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to the satisfaction of the Obligations pro rata among the Secured Parties (based on the then-outstanding principal amounts of Notes at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the Applicable Interest Rate, and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

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10. Securities Law Provision. Each Debtor recognizes that Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Each Debtor shall cooperate with Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Agent) applicable to the sale of the Pledged Securities by Agent.

11. Costs and Expenses. The Debtors shall pay all other claims and charges which in the reasonable opinion of the Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein. The Debtors will also, within 30 days of demand, pay to the Agent the amount of any and all expenses, including the actual and documented fees and out-of-pocket expenses of its legal counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, may incur in connection with the protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the administration, continuance, amendment or enforcement of this Agreement and pay to the Agent the amount of any and all expenses, including the actual and documented fees and out-of-pocket expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, and the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Any invoiced fees due and payable hereunder shall be added to the Obligations, unless otherwise paid by the Debtors within 30 days of issuance and shall bear interest at the default rate of interest set forth in the definition of “Applicable Interest Rate” in Section 1 of the Notes.

12. Responsibility for Collateral. The Debtors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) each Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Debtor thereunder. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times.

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13. Security Interests Absolute. All rights of the Secured Parties and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in their sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interests granted hereby. Notwithstanding the foregoing, the obligations of the Debtors hereunder may be modified in any renewal, extension, amendment, modification, addition, supplement, assignment or transfer expressly providing for such modification. Until the Obligations shall have been paid in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy of a Debtor or any other person liable for any Obligations. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, each Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

14. Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Notes have been paid in full and all other Obligations (other than inchoate indemnity and expense obligations as to which no claim has been made) have been paid or discharged; provided, however, that all indemnities of the Debtors contained in this Agreement (including, without limitation, Annex A hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

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15. Power of Attorney; Further Assurances.

(a) Each Debtor authorizes the Agent, and does hereby make, constitute and appoint the Agent and its officers, agents, successors or assigns with full power of substitution, as such Debtor’s true and lawful attorney-in-fact, with power, in the name of the Agent or such Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent; (ii) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property pledged as Collateral or provide licenses respecting any Intellectual Property pledged as Collateral; and (vi) generally, at the option of the Agent, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Notes all as fully and effectually as the Debtors might or could do, and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, the Agent is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property pledged as Collateral with the United States Patent and Trademark Office and the United States Copyright Office.

(b) On a continuing basis, each Debtor will take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Agent, to perfect the Security Interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Agent the grant or perfection of a perfected security interest in all the Collateral under the UCC.

16. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement and sent to the address of the applicable Purchaser and Company set forth therein, or, with respect to the Agent, to the address set forth in the Purchase Agreement.

17. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

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18. Appointment of Agent. The Purchasers hereby appoint Alto Opportunity Master Fund, SPC- Segregated Portfolio B to act as their agent for purposes of exercising any and all rights and remedies of the Secured Parties hereunder and under the other Transaction Documents pursuant to and in accordance with the terms of the Purchase Agreement. The Agent shall have the rights, responsibilities and immunities set forth in the Purchase Agreement.

19. Termination of Security Interests; Release of Collateral.

(a) Upon termination of this Agreement in accordance with Section 14 hereof (other than contingent indemnification obligations), the Security Interests shall automatically terminate and all rights to the Collateral shall automatically revert to the Debtors. Upon any such termination of the Security Interests or release of such Collateral, the Agent will, at the expense of the Debtors, execute and deliver to the Debtors such documents as the Debtors shall reasonably request, but without recourse or warranty to the Agent, including but not limited to written authorization to file termination statements to evidence the termination of the Security Interests in such Collateral.

(b) The Secured Parties hereby agree that the Security Interests held on any Collateral constituting property being sold, transferred or disposed of in a disposition permitted hereunder or under the Notes shall automatically be released upon such sale, transfer or disposal permitted hereunder or under the Notes. Upon any such termination of the Security Interests or release of such Collateral, the Agent will, at the expense of the Debtors, execute and deliver to the Company such documents as the Debtors shall reasonably request, but without recourse or warranty to the Agent, including but not limited to written authorization to file termination statements to evidence the termination of the Security Interests in such Collateral.

20. Miscellaneous.

(a) No course of dealing between the Debtors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Agent, on behalf of the Secured Parties, with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

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(c) This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtors and the Agent (or, in the event that the Agent no longer holds any Notes, in a written instrument signed by the Debtors and the Majority in Interest), or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company and the Guarantors may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Secured Party (other than by merger) and any assignment in contravention herewith shall be null and void. Any Secured Party may assign any or all of its rights under this Agreement to any Person to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Parties.”

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

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(h) Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each party hereto agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Parties hereunder.

(k) Each Debtor shall indemnify, reimburse and hold harmless the Agent and the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees” and each, and “Indemnitee”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Notes, the Purchase Agreement or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(l) Nothing in this Agreement shall be construed to subject Agent or any Secured Party to liability as a partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any such Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

(m) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

[SIGNATURE PAGES FOLLOW]

24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

DEBTORS:

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:
Name:
Title:

SHUTTLE PHARMACEUTICALS, INC.

By:
Name:
Title:

AGENT:

ALTO OPPORTUNITY MASTER FUND, SPC- SEGREGATED PORTFOLIO B

By:
Name:
Title:

[SIGNATURE PAGE OF PURCHASERS FOLLOWS]

2

[SIGNATURE PAGE OF PURCHASER TO SHUTTLE PHARMACEUTICALS HOLDINGS, INC.]

Name of Investing Entity: __________________________

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

3

Annex A

Perfection Certificate

4

EXHIBIT A

Copyrights

None

5

EXHIBIT B-1

Summary of Shuttle Pharma’s Intellectual Property Portfolio

USPTO number	Title	Date Filed	Date Granted	Anticipated Expiration Date**
US Application No.: 16/475,999	Methods and compositions for cancer therapies that include delivery of halogenated thymidines and thymidine phosphorylase inhibitors in combination with radiation	7/3/2019
US Application No.: 17/484,876	Dual function molecules for histone deacetylase inhibition and ataxia telangiectasia mutated activation and methods of use thereof	9/24/2021
US Application No.: 17/315,567	Selective histone deacetylase inhibitors for the treatment of human disease	5/10/2021
US Application No.: 16/959,570	Selective histone deacetylase inhibitors for the treatment of human disease	7/01/2020
US Patent No.: 9,809,539	Dual function molecules for histone deacetylase inhibition and ataxia telangiectasia mutated activation and methods of use thereof	3/3/2015	11/7/2017	3/3/2035
US Patent No.: 11,034,667	Selective histone deacetylase inhibitors for the treatment of human disease	7/3/2019	6/15/2021	1/9/2038
US Patent No.: 10,730,834	Selective histone deacetylase inhibitors for the treatment of human disease	8/4 /2020	8/4/2020	3/3/2035
US Patent No.: 10,745,352	Selective histone deacetylase inhibitors for the treatment of human disease	8/18/2020	8/18/2020	3/3/2035

Exhibit B-2

Excluded Patents – list the predictive biomarker patents.

Shuttle Pharma Has an option to license Georgetown University’s patents:

Option Agreement with an Effective Date of August 1, 2022

Title: “Predictive Biomarkers for Adverse Effects of Radiation Therapy” (Georgetown Reference 2018-012)

● U.S. Application No. 17/476,148 filed on September 15, 2021

● PCT Application No. PCT/US2018/064924 filed on December 11, 2018

● U.S. Provisional Application No. 62/597,172 filed on December 11, 2017

2

EXHIBIT C

Trademarks

None

EXHIBIT D

Mask Works

None

EXHIBIT E

DOMAIN NAMES

Domain Name	Status	Auto-renew	Lock
ShuttlePharma.org	active
ShuttlePharma.com	active